UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Colgate-Palmolive Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COLGATE-PALMOLIVE COMPANY 300 PARK AVENUE NEW YORK, NY 10022-7499	Your Vote Counts! COLGATE-PALMOLIVE COMPANY 2023 Annual Meeting to be held on May 12, 2023 Deadline to vote prior to the Annual Meeting is May 11, 2023 11:59 PM ET

D99342-Z84077-Z84076

You hold shares in COLGATE-PALMOLIVE COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2023.

Get informed before you vote
View the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement and 2022 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote During the Virtual Meeting* May 12, 2023 10:00 a.m. Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/CL2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of directors
Nominees:
1a.	John P. Bilbrey	For

1b.	John T. Cahill	For

1c.	Steve Cahillane	For

1d.	Lisa M. Edwards	For
1e.	C. Martin Harris	For

1f.	Martina Hund-Mejean	For

1g.	Kimberly A. Nelson	For

1h.	Lorrie M. Norrington	For

1i.	Michael B. Polk	For

1j.	Stephen I. Sadove	For

1k.	Noel R. Wallace	For

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.	For

3.	Advisory vote on executive compensation.	For

4.	Advisory vote on the frequency of future advisory votes on executive compensation.	Year

5.	Stockholder proposal on independent Board Chairman.	Against
6.	Stockholder proposal on executives to retain significant stock.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D99343-Z84077-Z84076

COLGATE-PALMOLIVE COMPANY 300 PARK AVENUE NEW YORK, NY 10022-7499	Your Vote Counts! COLGATE-PALMOLIVE COMPANY 2023 Annual Meeting to be held on May 12, 2023 For shares held in a Plan, vote by May 10, 2023 11:59 PM ET

D99344-P83815-Z84080

You have a plan interest in shares in COLGATE-PALMOLIVE COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2023.

Get informed before you vote
View the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement and 2022 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Attend the Virtual Meeting* May 12, 2023 10:00 a.m. Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/CL2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of directors
Nominees:
1a.	John P. Bilbrey	For

1b.	John T. Cahill	For

1c.	Steve Cahillane	For

1d.	Lisa M. Edwards	For
1e.	C. Martin Harris	For

1f.	Martina Hund-Mejean	For

1g.	Kimberly A. Nelson	For

1h.	Lorrie M. Norrington	For

1i.	Michael B. Polk	For

1j.	Stephen I. Sadove	For

1k.	Noel R. Wallace	For

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.	For

3.	Advisory vote on executive compensation.	For

4.	Advisory vote on the frequency of future advisory votes on executive compensation.	Year

5.	Stockholder proposal on independent Board Chairman.	Against
6.	Stockholder proposal on executives to retain significant stock.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D99345-P83815-Z84080